EXHIBIT 4(a)
                              CONSULTING AGREEMENT

This Agreement is made and entered into this 20th day of August, 1997, by and between CREATIVE BUSINESS STRATEGIES, INC., 5353 Manhattan Circle, Suite 201, Boulder, Colorado 80303 (the "Consultant"), and Enhanced Services, Inc. (the "Company"), with its principal place of business located at 16000 Barker's Point Lane, Houston, TX 77079.
                                 R E C I T A L S

        WHEREAS, the Consultant, through its partners and affiliates, has broad experience in providing technical and economic advice concerning business development; and the Consultant is willing to consult with the Company and render advice to the Company to achieve the Company's goals through various business combinations including, but not limited to, mergers/acquisitions, joint ventures, licensing, and corporate partnerships; and through its associates, management information systems, operating systems, financial controls, and strategic planning.

        WHEREAS, the Company desires to obtain such services from Consultant and the Company agrees to provide compensation for such services to Consultant pursuant to the terms contained herein below.

        NOW, THEREFORE, the parties do hereinafter agree as follows:

         1. DUTIES OF CONSULTANT. The Company hereby retains the Consultant to perform those duties delineated below and Consultant agrees to perform the following activities on behalf of the Company:

        (a) Revise and make recommendations to the Company's business plan and to prepare a summary of said plan, if deemed necessary by Consultant and Company;

         (b) Assist in analysis of the Company's financial statements, their form and content;

        (c) Analyze existing corporate organization and structure. Make recommendations to the Company's management regarding acquisitions, mergers, and through its associates, management information systems, operating systems, financial controls, and strategic planning.
        These specific objectives may be altered, modified or revised based on Company's needs or new developments. Said services shall not relate to any capital raising transaction.

        2. COMPENSATION OF CONSULTANT.

        (a) In consideration for the services to be provided by Consultant pursuant to this Agreement, the Company will issue Consultant Common Stock Purchase Warrants representing the right to acquire up to 65,000 shares of the Company's common stock at an exercise price and vesting schedule as follows:

WARRANTS       EXERCISE DATE                              STRIKE PRICE
 12,500        Commencement of Contract                       $2.00
 12,500        3 months from Commencement                      2.50
 12,500        6 months from Commencement                      3.00
 12,500        9 months from Commencement                      4.00
 15,000        12 months from Commencement                80% of average trading
                                                          price during the final
                                                          3 months of contract

The shares underlying said option shall be registered for a period of one year from the effective registration date pursuant to Form S-8 or other applicable registration form by the Company at its expense within ten (10) days of the date of this Agreement.

        (b) In connection with the preparation and filing of the Registration Statement, the Company agrees to (i) use its bests efforts to cause such Registration Statement to become and remain effective; (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for the entire period warrants remain outstanding; (iii) furnish to the Consultant such number of copies of a prospectus, in conformity with the requirements of the Act, and such other documents as Consultant may reasonably request in order to facilitate the disposition of the shares of Common Stock; and (iv) use its best efforts, at the Consultant's request, to register and qualify the shares of such states that Consultant gives notice to the Company, provided, however, that the Company shall not be required in connection therewith to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) subject itself to any tax or obligation to collect any tax in any such jurisdiction, or (iii) consent to general services or process in such jurisdiction. The Consultant agrees to cooperate in all reasonable respects with the preparation and filing of the Registration Statement.

        (c) All fees and other expenses incurred in connection with the registration of the shares of Common Stock underlying the Warrants shall be borne by the Company, including, without limitation, fees of the Company's legal counsel, Securities and Exchange Commission filing fees, printing costs, accounting fees and costs, transfer agent fees and any other miscellaneous costs and disbursements. The Consultant shall be liable for any and all underwriting discounts, brokerage commissions or other fees or expenses incurred in connection with the sale or other disposition by the Consultant of the shares of Common Stock covered by the Registration Statement.

        (d) To the extent permitted by law, the Company will indemnify and hold harmless Consultant, including its officers, directors, employees, agents, and representatives, against any losses, claims, damages, liabilities, or expenses, including without limitation attorney's fees and disbursements, to which Consultant may become subject under the Act to the extent that such losses, claims, damages or liabilities arise out of or are based upon any violation by the Company of the Act or under the Securities Exchange Act of 1934, or any rule or regulation promulgated thereunder applicable to the Company, or arises out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with such Registration Statement; provided, however, that such indemnity contained in this paragraph shall not apply to any loss, damage or liability to the extent that same arises out of or is based upon an untrue statement or omission made in connection with such Registration Statement in reliance upon and in conformity with information furnished in writing expressly for use in connection with such Registration Statement by Consultant.

        (e) Consultant shall receive an additional fee, equal to 5% of the total value of any merger, other acquisition, or transaction completed by Company with a party that was referred by Consultant, including any cash, debt assumed, notes, stock, or property, and all deferred payments, whether or not contingent on future earnings, resulting from the transaction during the 12 months following the closing of such a transaction.

        (f) Company agrees that it is solely responsible for any compensation to Consultant pursuant to paragraph 2(e). In the event CBS agrees to take securities or other non-cash compensation, the Company agrees to pay CBS an amount in cash sufficient to pay CBS's taxes on said compensation.

        (g) It is specifically acknowledged and understood by the parties hereto that Consultant is not a licensed broker-dealer, is not licensed by the National Association of Securities Dealers, Inc. ("NASD"), or any other state or federal agency, nor is Consultant engaged in fund raising activities for its own account or for the account of others.

        3. PROCEDURE FOR PAYMENT OF CONSULTING FEES. Except for the issuance of the warrants as described above, all fees and other compensation due Consultant herein shall be tendered at the closing of the applicable merger or other transaction in certified funds. Prior to such closing, the company shall provide written instructions to the closing agent (i.e. bank, investment banking entity, attorney, or such other entity which is responsible for arranging such closing and disseminating applicable funds to the Company), which shall include a complete description of the compensation due Consultant herein. A copy of such instructions shall also be provided to Consultant and Consultant shall confirm the balance of compensation due to it by providing written confirmation to such closing agent prior to closing. In the event Consultant and Company do not agree in writing on said compensation prior to closing, then Company agrees not to complete said closing.

        4. PAYMENT OF CONSIDERATION AFTER TERMINATION. The Company agrees, in return for an introduction that results in any business transaction acceptable to the Company with a party referred by Consultant, or any other source that can be directly or indirectly tracked back to an introduction from Consultant, that Company will compensate Consultant per paragraph 2 above. If this agreement is terminated by either party and any relevant merger, acquisition or transaction is consummated, under contract or negotiation with any directly or indirectly referred party by the Company within twenty-four (24) months after such termination, the Company hereby acknowledges that Consultant shall be entitled to all compensation due herein.

        5. OBLIGATIONS OF COMPANY. The Company will provide Consultant with copies of all correspondence exchanged between Company and any third party referred by Consultant, either directly or indirectly, and Company will, in general, keep Consultant apprised in a timely fashion of the nature of any such proposed transactions between Company and any third party referred or introduced by Consultant.

        6. PRIOR RELATIONSHIPS. This Agreement will not apply to a candidate which Consultant refers to Company if Company is currently engaged in negotiations prior to Consultant's referral. Company will notify Consultant in writing within three (3) days of any proposed introduction Consultant makes to Company with which Company is currently negotiating.

         7. RESTRICTIVE COVENANTS. The following restrictive convenants shall be in full force and effect for a period of two (2) years after this Agreement has been terminated:

        (a) Consultant will take all action necessary to insure that all information provided by the Company to Consultant shall be kept in strictest confidence by Consultant; and

        (b) During the term of this restrictive covenant, Consultant agrees not to, directly or indirectly, solicit any of the Company's clients for any other entity other than on behalf of the Company.

        8. MANDATORY ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. In the event Consultant utilizes an attorney in order to collect its fees and Consultant prevails then the Company shall reimburse Consultant for the costs of said action including but not limited to reasonable attorneys fees.

        9. TERM. The initial term of this Agreement is for a twelve (12) month period and may be terminated by either party upon thirty (30) days advance written notice to the other party prior to the expiration of this primary term. Otherwise, this Agreement shall renew itself for an additional term of like duration. Termination of this Agreement shall not terminate Consultant's fee or stock compensation, if earned during the period of this Agreement.

         10. AUTHORITY TO ACT. The Company hereby represents and warrants that the individual who executes this Agreement on behalf of the Company has been granted the requisite authority to do so by the Company.

        11. INDEMNIFICATION. Company will indemnify and hold Consultant and its employees harmless from any and all claims arising from its activities as financial consultant to Company, except in the event the actions or inactions of the Consultant are deemed to involve gross negligence. Such indemnification shall include, but not be limited to, Consultant's attorneys fees.

        12. NOTICE. Any notice required hereunder shall be complete upon certified mailing to that party at the address appearing herein, or at the address which shall from time to time be provided to the other party. The parties shall notify the other of any alteration or change in address hereinafter occurring.

        13. COUNTERPARTS. This Agreement may be executed in multiple counterparts. Each executed counterpart shall be considered an original, and taken together, shall constitute one and the same document. Any signature, notice or other communication with respect to the subject matter hereof may be given by telex, telecopy or other facsimile transmission and relied upon to the same extent as if it were an original.

        14. SEVERABILITY. If any provision, paragraph or subparagraph of this Agreement is adjudged by any court to be void or unenforceable in whole or in part, this adjudication shall not affect the validity of the remainder of the Agreement, including any other provision, paragraph or subparagraph. Each provision, paragraph or subparagraph of this Agreement is separable from every other provision, paragraph and subparagraph and constitutes a separate and distinct covenant.

         15. GOVERNING LAW. This Agreement shall be subject to and governed by the laws of the State of Colorado.

         16. AMENDMENT. This Agreement may only be amended in writing, duly endorsed by the parties hereto.

        IN WITNESS WHEREOF the parties have executed this Agreement, effective the date first written above.


COMPANY:        ENHANCED SERVICES, INC.

CONSULTANT:     CREATIVE BUSINESS STRATEGIES, INC.

By: Ken Duckman                             By:      Sanford L. Schwartz

Title:President                             Title:   Chairman

                                ENHANCED SERVICES COMPANY, INC.

                                      WARRANT CERTIFICATE


 Warrant No. 97-5     Warrant for 12,500 shares of Common Stock,
                                $.001 par value

        THIS WARRANT CERTIFIES THAT, for value received,) Creative Business Strategies, Inc., Boulder, Colorado ("CBS"), is the registered owner of a Warrant entitling CBS, subject to the terms and conditions hereinafter set forth, to subscribe for, purchase and receive 12,500 fully paid and non-assessable shares of Common Stock, $.001 par value (the "Common Stock"), of Enhanced Services Company, Inc., a Colorado corporation (the "Company"), subject to modification and adjustment as set forth herein, upon the presentation and surrender of this Warrant Certificate at any time prior to the Expiration Date (as hereinafter defined), at the business office of the Company, and upon payment therefor of the exercise price ("Exercise Price") of $2.00 per share of Common Stock, subject to modification and adjustment as set forth herein. If the rights represented hereby shall not be exercised at or before the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

        This Warrant Certificate and the Warrant represented thereby are issued pursuant to, and is subject in all respects to the terms and conditions set forth in the Wall Street Financial 1997 Consulting and Warrant Compensation Agreement between the Company and CBS dated August 20, 1997 (the "Agreement"), to which reference is hereby made for the provisions hereof. Unless the context indicates otherwise, capitalized terms used herein without definition shall have the meaning ascribed to them in the Agreement.

        1. TERM OF WARRANT. The rights evidenced by this Warrant Certificate may be exercised in whole or in part at any time, commencing upon the issuance hereof and ending at 5:00 o'clock p.m., Central Time on August 19, 1998 unless the Company agrees in writing to a later date ("Expiration Date"), except that, the Warrants shall terminate in the event that the Agreement is terminated for Cause.

        2. ADJUSTMENTS OF EXERCISE PRICE AND SHARES. If, and to the extent that, the number of issued shares of Common Stock of the Company shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the Warrant and the exercise price per share shall be proportionately adjusted. If the Company is reorganized or consolidated or merged with another corporation, CBS shall be entitled to receive warrants covering shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price and subject to the same conditions as the Warrant. Upon the happening of any event requiring an adjustment of the exercise price or the number of shares subject to this Warrant hereunder, the Company shall forthwith give written notice thereto to CBS stating the adjusted exercise price and the adjusted number of shares purchasable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        3. MANNER OF EXERCISE. CBS may exercise all or any whole number of such Warrants prior to the Expiration Date in the manner stated herein. CBS must provide the Company with not less than two (2) business days' prior written notice prior to the exercise of any of the Warrant. The Exercise Price shall be payable in lawful money of the United States of America. On exercise, this Warrant Certificate, together with the purchase form provided herein duly executed by CBS, plus payment of the Exercise Price in cash or by certified check payable to the order of the Company, shall be surrendered to the Company. Upon partial exercise of the rights evidenced by this Warrant Certificate, there shall be issued to CBS a new Warrant Certificate evidencing any unexercised rights.

         4. RESERVATION OF COMMON STOCK. The Company agrees that the number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth will at all times during the term of this Warrant be reserved for the exercise thereof.

         5. ISSUANCE OF COMMON STOCK UPON EXERCISE. The Company, at its expense, shall cause to be issued, as soon as practicable, but not later than ten (10) days after exercise of this Warrant, a certificate or certificates in the name of CBS reflecting the number of shares of Common Stock to which CBS is entitled upon such exercise. All shares of Common Stock or other securities delivered upon the exercise of the Warrants shall be validly issued, fully paid and non-assessable.

         6. NO RIGHT AS STOCKHOLDER. CBS is not, by virtue of ownership of the Warrant, entitled to any rights whatsoever of a stockholder of the Company.

         7. REDEMPTION. The Company shall not have the right to redeem this Warrant.

         8. ASSIGNMENT. This Warrant MAY NOT be transferred or assigned by CBS without the Company's prior written approval (which, in its absolute discretion, it may decline), and any purported transfer or assignment made without the Company's prior written approval shall be void.


                                            ENHANCED SERVICES COMPANY, INC.


Date: August 20, 1997    By: _________________________________
                                  Kenneth Duckman, President

                                ENHANCED SERVICES COMPANY, INC.

                                      WARRANT CERTIFICATE


Warrant No. 97-6       Warrant for 12,500 shares of Common Stock,
                                     $.001 par value

        THIS WARRANT CERTIFIES THAT, for value received,) Creative Business Strategies, Inc., Boulder, Colorado ("CBS"), is the registered owner of a Warrant entitling CBS, subject to the terms and conditions hereinafter set forth, to subscribe for, purchase and receive 12,500 fully paid and non-assessable shares of Common Stock, $.001 par value (the "Common Stock"), of Enhanced Services Company, Inc., a Colorado corporation (the "Company"), subject to modification and adjustment as set forth herein, upon the presentation and surrender of this Warrant Certificate at any time prior to the Expiration Date (as hereinafter defined), at the business office of the Company, and upon payment therefor of the exercise price ("Exercise Price") of $2.50 per share of Common Stock, subject to modification and adjustment as set forth herein. If the rights represented hereby shall not be exercised at or before the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

        This Warrant Certificate and the Warrant represented thereby are issued pursuant to, and is subject in all respects to the terms and conditions set forth in the Wall Street Financial 1997 Consulting and Warrant Compensation Agreement between the Company and CBS dated August 20, 1997 (the "Agreement"), to which reference is hereby made for the provisions hereof. Unless the context indicates otherwise, capitalized terms used herein without definition shall have the meaning ascribed to them in the Agreement.

         1. TERM OF WARRANT. The rights evidenced by this Warrant Certificate may be exercised in whole or in part at any time, commencing November 20, 1997 and ending at 5:00 o'clock p.m., Central Time on August 19, 1998 unless the Company agrees in writing to a later date ("Expiration Date"), except that, the

Warrants shall terminate in the event that the Agreement is terminated for Cause.

        2. ADJUSTMENTS OF EXERCISE PRICE AND SHARES. If, and to the extent that, the number of issued shares of Common Stock of the Company shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the Warrant and the exercise price per share shall be proportionately adjusted. If the Company is reorganized or consolidated or merged with another corporation, CBS shall be entitled to receive warrants covering shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price and subject to the same conditions as the Warrant. Upon the happening of any event requiring an adjustment of the exercise price or the number of shares subject to this Warrant hereunder, the Company shall forthwith give written notice thereto to CBS stating the adjusted exercise price and the adjusted number of shares purchasable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        3. MANNER OF EXERCISE. CBS may exercise all or any whole number of such Warrants prior to the Expiration Date in the manner stated herein. CBS must provide the Company with not less than two (2) business days' prior written notice prior to the exercise of any of the Warrant. The Exercise Price shall be payable in lawful money of the United States of America. On exercise, this Warrant Certificate, together with the purchase form provided herein duly executed by CBS, plus payment of the Exercise Price in cash or by certified check payable to the order of the Company, shall be surrendered to the Company. Upon partial exercise of the rights evidenced by this Warrant Certificate, there shall be issued to CBS a new Warrant Certificate evidencing any unexercised rights.

         4. RESERVATION OF COMMON STOCK. The Company agrees that the number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth will at all times during the term of this Warrant be reserved for the exercise thereof.

         5. ISSUANCE OF COMMON STOCK UPON EXERCISE. The Company, at its expense, shall cause to be issued, as soon as practicable, but not later than ten (10) days after exercise of this Warrant, a certificate or certificates in the name of CBS reflecting the number of shares of Common Stock to which CBS is entitled upon such exercise. All shares of Common Stock or other securities delivered upon the exercise of the Warrants shall be validly issued, fully paid and non-assessable.

         6. NO RIGHT AS STOCKHOLDER. CBS is not, by virtue of ownership of the Warrant, entitled to any rights whatsoever of a stockholder of the Company.

         7. REDEMPTION. The Company shall not have the right to redeem this Warrant.

         8. ASSIGNMENT. This Warrant MAY NOT be transferred or assigned by CBS without the Company's prior written approval (which, in its absolute discretion, it may decline), and any purported transfer or assignment made without the Company's prior written approval shall be void.

                                            ENHANCED SERVICES COMPANY, INC.

Date: August 20, 1997    By: _________________________________
                                  Kenneth Duckman, President

                                ENHANCED SERVICES COMPANY, INC.

                                     WARRANT CERTIFICATE

Warrant No. 97-7         Warrant for 12,500 shares of Common Stock,
                                    $.001 par value

        THIS WARRANT CERTIFIES THAT, for value received,) Creative Business Strategies, Inc., Boulder, Colorado ("CBS"), is the registered owner of a Warrant entitling CBS, subject to the terms and conditions hereinafter set forth, to subscribe for, purchase and receive 12,500 fully paid and non-assessable shares of Common Stock, $.001 par value (the "Common Stock"), of Enhanced Services Company, Inc., a Colorado corporation (the "Company"), subject to modification and adjustment as set forth herein, upon the presentation and surrender of this Warrant Certificate at any time prior to the Expiration Date (as hereinafter defined), at the business office of the Company, and upon payment therefor of the exercise price ("Exercise Price") of $3.00 per share of Common Stock, subject to modification and adjustment as set forth herein. If the rights represented hereby shall not be exercised at or before the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

        This Warrant Certificate and the Warrant represented thereby are issued pursuant to, and is subject in all respects to the terms and conditions set forth in the Wall Street Financial 1997 Consulting and Warrant Compensation Agreement between the Company and CBS dated August 20, 1997 (the "Agreement"), to which reference is hereby made for the provisions hereof. Unless the context indicates otherwise, capitalized terms used herein without definition shall have the meaning ascribed to them in the Agreement.

                                            II-32
        1. TERM OF WARRANT. The rights evidenced by this Warrant Certificate may be exercised in whole or in part at any time, commencing February 20, 1998 and ending at 5:00 o'clock p.m., Central Time on August 19, 1998 unless the Company agrees in writing to a later date ("Expiration Date"), except that, the Warrants shall terminate in the event that the Agreement is terminated for Cause.

        2. ADJUSTMENTS OF EXERCISE PRICE AND SHARES. If, and to the extent that, the number of issued shares of Common Stock of the Company shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the Warrant and the exercise price per share shall be proportionately adjusted. If the Company is reorganized or consolidated or merged with another corporation, CBS shall be entitled to receive warrants covering shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price and subject to the same conditions as the Warrant. Upon the happening of any event requiring an adjustment of the exercise price or the number of shares subject to this Warrant hereunder, the Company shall forthwith give written notice thereto to CBS stating the adjusted exercise price and the adjusted number of shares purchasable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        3. MANNER OF EXERCISE. CBS may exercise all or any whole number of such Warrants prior to the Expiration Date in the manner stated herein. CBS must provide the Company with not less than two (2) business days' prior written notice prior to the exercise of any of the Warrant. The Exercise Price shall be payable in lawful money of the United States of America. On exercise, this Warrant Certificate, together with the purchase form provided herein duly executed by CBS, plus payment of the Exercise Price in cash or by certified check payable to the order of the Company, shall be surrendered to the Company. Upon partial exercise of the rights evidenced by this Warrant Certificate, there shall be issued to CBS a new Warrant Certificate evidencing any unexercised rights.

         4. RESERVATION OF COMMON STOCK. The Company agrees that the number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth will at all times during the term of this Warrant be reserved for the exercise thereof.

         5. ISSUANCE OF COMMON STOCK UPON EXERCISE. The Company, at its expense, shall cause to be issued, as soon as practicable, but not later than ten (10) days after exercise of this Warrant, a certificate or certificates in the name of CBS reflecting the number of shares of Common Stock to which CBS is entitled upon such exercise. All shares of Common Stock or other securities delivered upon the exercise of the Warrants shall be validly issued, fully paid and non-assessable.


         6. NO RIGHT AS STOCKHOLDER. CBS is not, by virtue of ownership of the Warrant, entitled to any rights whatsoever of a stockholder of the Company.

         7. REDEMPTION. The Company shall not have the right to redeem this Warrant.

         8. ASSIGNMENT. This Warrant MAY NOT be transferred or assigned by CBS without the Company's prior written approval (which, in its absolute discretion, it may decline), and any purported transfer or assignment made without the Company's prior written approval shall be void.


                                            ENHANCED SERVICES COMPANY, INC.

Date: August 20, 1997    By: _________________________________
                                 Kenneth Duckman, President

                                ENHANCED SERVICES COMPANY, INC.

                                      WARRANT CERTIFICATE
Warrant No. 97-8        Warrant for 12,500 shares of Common Stock,
                               $.001 par value

        THIS WARRANT CERTIFIES THAT, for value received,) Creative Business Strategies, Inc., Boulder, Colorado ("CBS"), is the registered owner of a Warrant entitling CBS, subject to the terms and conditions hereinafter set forth, to subscribe for, purchase and receive 12,500 fully paid and non-assessable shares of Common Stock, $.001 par value (the "Common Stock"), of Enhanced Services Company, Inc., a Colorado corporation (the "Company"), subject to modification and adjustment as set forth herein, upon the presentation and surrender of this Warrant Certificate at any time prior to the Expiration Date (as hereinafter defined), at the business office of the Company, and upon payment therefor of the exercise price ("Exercise Price") of $4.00 per share of Common Stock, subject to modification and adjustment as set forth herein. If the rights represented hereby shall not be exercised at or before the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

        This Warrant Certificate and the Warrant represented thereby are issued pursuant to, and is subject in all respects to the terms and conditions set forth in the Wall Street Financial 1997 Consulting and Warrant Compensation Agreement between the Company and CBS dated August 20, 1997 (the "Agreement"), to which reference is hereby made for the provisions hereof. Unless the context indicates otherwise, capitalized terms used herein without definition shall have the meaning ascribed to them in the Agreement.

         1. TERM OF WARRANT. The rights evidenced by this Warrant Certificate may be exercised in whole or in part at any time, commencing May 20, 1998 and ending at 5:00 o'clock p.m., Central Time on August 19, 1998 unless the Company agrees in writing to a later date ("Expiration Date"), except that, the Warrants shall terminate in the event that the Agreement is terminated for Cause.

        2. ADJUSTMENTS OF EXERCISE PRICE AND SHARES. If, and to the extent that, the number of issued shares of Common Stock of the Company shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the Warrant and the exercise price per share shall be proportionately adjusted. If the Company is reorganized or consolidated or merged with another corporation, CBS shall be entitled to receive warrants covering shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price and subject to the same conditions as the Warrant. Upon the happening of any event requiring an adjustment of the exercise price or the number of shares subject to this Warrant hereunder, the Company shall forthwith give written notice thereto to CBS stating the adjusted exercise price and the adjusted number of shares purchasable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        3. MANNER OF EXERCISE. CBS may exercise all or any whole number of such Warrants prior to the Expiration Date in the manner stated herein. CBS must provide the Company with not less than two (2) business days' prior written notice prior to the exercise of any of the Warrant. The Exercise Price shall be payable in lawful money of the United States of America. On exercise, this Warrant Certificate, together with the purchase form provided herein duly executed by CBS, plus payment of the Exercise Price in cash or by certified check payable to the order of the Company, shall be surrendered to the Company. Upon partial exercise of the rights evidenced by this Warrant Certificate, there shall be issued to CBS a new Warrant Certificate evidencing any unexercised rights.

         4. RESERVATION OF COMMON STOCK. The Company agrees that the number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth will at all times during the term of this Warrant be reserved for the exercise thereof.

         5. ISSUANCE OF COMMON STOCK UPON EXERCISE. The Company, at its expense, shall cause to be issued, as soon as practicable, but not later than ten (10) days after exercise of this Warrant, a certificate or certificates in the name of CBS reflecting the number of shares of Common Stock to which CBS is entitled upon such exercise. All shares of Common Stock or other securities delivered upon the exercise of the Warrants shall be validly issued, fully paid and non-assessable.

         6. NO RIGHT AS STOCKHOLDER. CBS is not, by virtue of ownership of the Warrant, entitled to any rights whatsoever of a stockholder of the Company.

         7. REDEMPTION. The Company shall not have the right to redeem this Warrant.

         8. ASSIGNMENT. This Warrant MAY NOT be transferred or assigned by CBS without the Company's prior written approval (which, in its absolute discretion, it may decline), and any purported transfer or assignment made without the Company's prior written approval shall be void.

                                            ENHANCED SERVICES COMPANY, INC.

Date: August 20, 1997    By: _________________________________
                                  Kenneth Duckman, President

                                ENHANCED SERVICES COMPANY, INC.

                                      WARRANT CERTIFICATE

Warrant No. 97-9               Warrant for 15,000 shares of Common Stock,
                                        $.001 par value

        THIS WARRANT CERTIFIES THAT, for value received,) Creative Business Strategies, Inc., Boulder, Colorado ("CBS"), is the registered owner of a Warrant entitling CBS, subject to the terms and conditions hereinafter set forth, to subscribe for, purchase and receive 15,000 fully paid and non-assessable shares of Common Stock, $.001 par value (the "Common Stock"), of Enhanced Services Company, Inc., a Colorado corporation (the "Company"), subject to modification and adjustment as set forth herein, upon the presentation and surrender of this Warrant Certificate at any time prior to the Expiration Date (as hereinafter defined), at the business office of the Company, and upon payment therefor of the Exercise Price (hereinafter defined) per share of Common Stock, subject to modification and adjustment as set forth herein. If the rights represented hereby shall not be exercised at or before the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

        This Warrant Certificate and the Warrant represented thereby are issued pursuant to, and is subject in all respects to the terms and conditions set forth in the Wall Street Financial 1997 Consulting and Warrant Compensation Agreement between the Company and CBS dated August 20, 1997 (the "Agreement"), to which reference is hereby made for the provisions hereof. Unless the context indicates otherwise, capitalized terms used herein without definition shall have the meaning ascribed to them in the Agreement.

        1. TERM OF WARRANT. The rights evidenced by this Warrant Certificate may be exercised in whole or in part at any time, commencing August 20, 1998 and ending at 5:00 o'clock p.m., Central Time on August 19, 1999 unless the Company agrees in writing to a later date ("Expiration Date"), except that, the Warrants shall terminate in the event that the Agreement is terminated for Cause.

        2. EXERCISE PRICE. The Exercise Price shall be the average of the high and low bid and asked sales price, for the Company's common stock, as reported on the SmallCap Market of NASDAQ or, if not so reported, as reported in the over-the-counter market in accordance with quotations provided by National Quotation Bureau, Inc. or similar service, during the three month period ending on the close of business on August 19, 1998.

        2. ADJUSTMENTS OF EXERCISE PRICE AND SHARES. If, and to the extent that, the number of issued shares of Common Stock of the Company shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the Warrant and the exercise price per share shall be proportionately adjusted. If the Company is reorganized or consolidated or merged with another corporation, CBS shall be entitled to receive warrants covering shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price and subject to the same conditions as the Warrant. Upon the happening of any event requiring an adjustment of the exercise price or the number of shares subject to this Warrant hereunder, the Company shall forthwith give written notice thereto to CBS stating the adjusted exercise price and the adjusted number of shares purchasable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        3. MANNER OF EXERCISE. CBS may exercise all or any whole number of such Warrants prior to the Expiration Date in the manner stated herein. CBS must provide the Company with not less than two (2) business days' prior written notice prior to the exercise of any of the Warrant. The Exercise Price shall be payable in lawful money of the United States of America. On exercise, this Warrant Certificate, together with the purchase form provided herein duly executed by CBS, plus payment of the Exercise Price in cash or by certified check payable to the order of the Company, shall be surrendered to the Company. Upon partial exercise of the rights evidenced by this Warrant Certificate, there shall be issued to CBS a new Warrant Certificate evidencing any unexercised rights.

         4. RESERVATION OF COMMON STOCK. The Company agrees that the number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth will at all times during the term of this Warrant be reserved for the exercise thereof.

        5. ISSUANCE OF COMMON STOCK UPON EXERCISE. The Company, at its expense, shall cause to be issued, as soon as practicable, but not later than ten (10) days after exercise of this Warrant, a certificate or certificates in the name of CBS reflecting the number of shares of Common Stock to which CBS is entitled upon such exercise. All shares of Common Stock or other securities delivered upon the exercise of the Warrants shall be validly issued, fully paid and non-assessable.

         6. NO RIGHT AS STOCKHOLDER. CBS is not, by virtue of ownership of the Warrant, entitled to any rights whatsoever of a stockholder of the Company.

         7. REDEMPTION. The Company shall not have the right to redeem this Warrant.

         8. ASSIGNMENT. This Warrant MAY NOT be transferred or assigned by CBS without the Company's prior written approval (which, in its absolute discretion, it may decline), and any purported transfer or assignment made without the Company's prior written approval shall be void.

                                           ENHANCED SERVICES COMPANY, INC.


Date: August 20, 1997    By: _________________________________
                                  Kenneth Duckman, President